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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ADVANCED MEDICINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  Delaware                                   94-3265960

                  (STATE OF                               (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

            901 Gateway Boulevard
     South San Francisco, California                            94080

     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

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
If this form relates to the registration of a class of      If this form relates to the registration of a class
securities pursuant to Section 12(b) of the Exchange        of securities pursuant to Section 12(g) of the
Act and is effective pursuant to General Instruction        Exchange Act and is effective pursuant to General
A.(c), please check the following box. / /                  Instruction A.(d), please check the following box. /X/
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SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH
THIS FORM RELATES:                                                  333-32990
                                                                 (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

             TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED

               Not Applicable                          Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          Common Stock, $0.01 par value

                                (TITLE OF CLASS)

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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-32990) (the "S-1 Registration Statement").

ITEM 2.           EXHIBITS.

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
                  EXHIBIT
                  NUMBER            DESCRIPTION
                  ------            -----------
                  1.1               Restated Certificate of Incorporation of the Registrant (currently in effect)
                                    (incorporated herein by reference to Exhibit 3.1 to the S-1 Registration Statement).

                  1.2               Amended and Restated Certificate of Incorporation of the Registrant to be filed upon closing of the offering made pursuant to the S-1 Registration Statement
                                    (incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement).

                  1.3               Bylaws of the Registrant (currently in effect) (incorporated herein by reference to
                                    Exhibit 3.3 to the S-1 Registration Statement).

                  1.4               Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the offering made pursuant to the S-1 Registration Statement (incorporated herein by reference to Exhibit 3.4 to the S-1 Registration Statement).

                  1.5               Specimen Certificate of the Registrant's common stock (incorporated herein by reference to Exhibit 4.1 to the S-1 Registration Statement).
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   ADVANCED MEDICINE, INC.

Date: April 12, 2000               By: /s/ James B. Tananbaum
                                       ----------------------------------------
                                          James B. Tananbaum
                                          Chief Executive Officer and President


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                                    EXHIBITS

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
                  EXHIBIT
                  NUMBER            DESCRIPTION
                  ------            -----------
                  1.1               Restated Certificate of Incorporation of the Registrant (currently in effect)
                                    (incorporated herein by reference to Exhibit 3.1 to the S-1 Registration Statement).

                  1.2               Amended and Restated Certificate of Incorporation of the Registrant to be filed upon closing of the offering made pursuant to the S-1 Registration Statement
                                    (incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement).

                  1.3               Bylaws of the Registrant (currently in effect) (incorporated herein by reference to
                                    Exhibit 3.3 to the S-1 Registration Statement).

                  1.4               Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the offering made pursuant to the S-1 Registration Statement (incorporated herein by reference to Exhibit 3.4 to the S-1 Registration Statement).

                  1.5               Specimen Certificate of the Registrant's common stock (incorporated herein by reference to Exhibit 4.1 to the S-1 Registration Statement).
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